UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

First Financial Bancorp

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! FIRST FINANCIAL BANCORP. 255 E. FIFTH STREET, 29TH FLOOR CINCINNATI, OH 45202 FIRST FINANCIAL BANCORP. 2023 Annual Meeting Vote by 11:59 p.m. May 22, 2023 for shares held directly and 11:59 p.m. May 18, 2023 for shares held in the FFBC 401k Plan. You invested in FIRST FINANCIAL BANCORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 23, 2023. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V08551-P88518 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the materials by requesting them prior to May 9, 2023. If you would like to request a copy of the materials for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 23, 2023 10:00 a.m., Eastern Time Virtually at: www.virtualshareholdermeeting.com/FFBC23 Vote By Mail or Phone: You can vote by mail or phone by requesting a paper copy of the materials, which will include a proxy card. The proxy card will also provide instructions to vote the shares via phone.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Voting Items Board Recommends V08552-P88518 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. 01) William G. Barron 02) Vincent A. Berta 03) Cynthia O. Booth 04) Archie M. Brown 05) Claude E. Davis 06) Susan L. Knust 07) William J. Kramer 08) Dawn C. Morris 09) Thomas M. O’Brien 10) Andre T. Porter 11) Maribeth S. Rahe 12) Gary W. Warzala 1. Election of Directors Nominees: 2. Ratification of Crowe LLP as the Company’s independent registered public accounting firm for 2023. 3. Advisory (non-binding) vote on the compensation of the Company’s executive officers. 4. Advisory (non-binding) vote on the frequency of future advisory votes on the compensation of the Company’s executive officers. NOTE: The proxies are authorized to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment thereof. For For For 1 Year